SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                            September 13, 2002
                            ------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------

            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------

        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------

                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------

            (Registrant's telephone number including area code)


                     This report consists of 4 pages.









                                   -2-



Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------


               As of September 13, 2002 Ernst & Young LLP has been formally engaged to provide audit services to North European Oil Royalty Trust. With the appointment of Ernst & Young as auditor for the Trust, the search process, begun prior to the June 15, 2002 termination of audit services by Arthur Andersen LLP, has been completed.

               Prior to the engagement of Ernst & Young LLP there had been no consultations regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered by Ernst & Young LLP. Ernst & Young LLP provided no opinion or advice, either written or oral, that could be concluded to be an important factor considered by the Trust in its decision to engage Ernst & Young LLP as its new auditor.


               Arthur Andersen LLP's report on the financial statements for the Trust's fiscal years 2000 and 2001 contained no adverse opinion or disclaimer of opinion. The report was qualified only to the extent that the financial statements did not present financial position and results of operations in conformity with generally accepted accounting principles, which require the use of the accrual basis of accounting. The Trust uses the cash basis of accounting.

               In the two full fiscal years and the first two quarters of the current fiscal year prior to the termination of Arthur Andersen LLP's services to the Trust, there were no disagreements between the Trust and Arthur Andersen LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure which would have caused Arthur Andersen LLP to make reference to the subject matter of such disagreement in connection with its report. During the same period, there were no "reportable events" as defined in Item 304 of Regulation S-K.
















                                   -3-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (c) Exhibits

               Exhibit 99.1. A press release dated September 13, 2002 and disseminated through PR Newswire announcing the engagement of Ernst & Young LLP as auditor for North European Oil Royalty Trust.



                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------

                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------

                                                John R. Van Kirk
                                                Managing Director


Dated:   September 13, 2002